UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2005

Computer Horizons Corp.

(Exact name of registrant as specified in its charter)

New York	0-7282	13-2638902
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

49 Old Bloomfield Avenue

Mountain Lakes, New Jersey  07046-1495

(Address of principal executive offices)

Registrant’s telephone number, including area code: (973) 299-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On February 17, 2005, Computer Horizons Corp. (the “Company”) held a conference call discussing the Company’s results for the fourth quarter and year ended December 31, 2004. A full transcript of the call is attached hereto as Exhibit 99.1.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit Number	Description

99.1	Transcript of conference call of February 17, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 18, 2005

COMPUTER HORIZONS CORP.

By:	/s/ William J. Murphy
William J. Murphy
Chief Executive Officer